Exhibit 99.1

THOMSON REUTERS FINAL TRANSCRIPT Q3 2018 Tidewater Inc Earnings Call EVENT DATE/TIME: November 13, 2018 / 4:00PM GMT

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NOVEMBER 13, 2018 / 4:00PM GMT, Q3 2018 Tidewater Inc Earnings Call

CORPORATE PARTICIPANTSJason Stanley Tidewater Inc. - Director of IRJohn T. Rynd Tidewater Inc. - President, CEO & DirectorQuinn P. Fanning Tidewater Inc. - Executive VP & CFOCONFERENCE CALL PARTICIPANTSTurner Holm Clarksons Platou Securities AS, Research Division - DirectorPRESENTATIONOperatorWelcome to the earnings conference call third quarter 2018. My name is Adrienne, and I will be your operator for today's call. (Operator Instructions) Please note this conference is being recorded. I will now turn the call over to Jason Stanley. Jason Stanley, you may begin.─────────────────────────────────────────────────────────────────────────────────────Jason Stanley Tidewater Inc. - Director of IRThank you, Adrienne. Good morning, everyone, and welcome to Tidewater's earnings conference call for the period ended September 30, 2018. I am Jason Stanley, Tidewater's Director, Investor Relations, and I'd like to thank you for your time and interest in Tidewater.With me this morning on the call are our President and CEO, John Rynd; Quinn Fanning, our Chief Financial Officer; Jeff Gorski, our Chief Operating Officer; and Bruce Lundstrom, our General Counsel.Following a few formalities, I'll turn the call over to John, for his initial comments, to be followed by Quinn's financial review. John will then provide some final wrap-up comments, and we'll then open the call for your questions.During today's conference call, we may make certain comments that are forward-looking and not statements of historical fact. There are risks, uncertainties and other factors that may cause the company's actual future performance to be materially different from that stated or implied by any comment that we make during today's conference call. Please refer to our most recent Form 10-Q for any additional details on these risk factors. This document is available on our website. Also during the call, we will present both GAAP and non-GAAP financial measures. A reconciliation of GAAP to non-GAAP measures is included in last evening's press release.Finally, with regards to our planned merger with GulfMark, Tidewater and GulfMark have filed a joint proxy statement with the SEC. Investors are advised to carefully read the proxy statement, because it contains important information about the transaction, the parties and the associated risks. Investors may obtain a copy from the SEC's website and from each company.The stockholders vote is scheduled for November 15, while we're continuing to plan for the integration

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NOVEMBER 13, 2018 / 4:00PM GMT, Q3 2018 Tidewater Inc Earnings Call

of GulfMark, pending required approvals, our comments related to the transaction will be limited to our prepared remarks. If there are updates related to the deal, we will announce them broadly. With that, I will turn the call over to John.─────────────────────────────────────────────────────────────────────────────────────John T. Rynd Tidewater Inc. - President, CEO & DirectorThank you, Jason. Good morning, everyone, and thank you for joining the Tidewater call. For the third quarter of 2018, we reported a net loss of approximately $31 million on revenues of approximately $99 million.Consolidated EBITDA for the quarter-ended September 30 was approximately $8 million, which excludes approximately $17 million in non-cash asset (corrected by company after the call) impairments, but includes approximately $4 million of stock-based compensation expense and approximately $3 million in general and administrative expenses related to the proposed combination with GulfMark. Excluding these two items, adjusted EBITDA for the September quarter was approximately $15 million.Quinn will discuss our financial results in more detail in a few minutes.Before I get into our operating results for the quarter, I'd like to provide an update on our pending deal with GulfMark.We anticipate favorable outcomes to both companies' stockholder votes on November 15, and we hope to close the transaction on November 15 as well. Post-closing, our combined team looks forward to executing the integration plan that has been refined over the last four months. Our intent is to quickly and fully realize cost and other synergies that have been identified, and to collectively capitalize upon what we believe to be a recovering offshore market.With a large, young and high-specification OSV fleet and strong positions in key markets such as the North Sea, the U.S., Mexico and Brazil, West Africa, the Mediterranean Sea and the Middle East, the combined company will be a global offshore leader that is well-positioned to support our customers in any geo-market or in any water depth. Overall, Tidewater's increased scale and scope of operations, strong financial position and more efficient cost structure should be a competitive advantage for the company. We are confident that the combination of Tidewater and GulfMark (corrected by company after the call) will benefit all stakeholders. High-quality, idle assets and a strong cash position pre- and post-combination with GulfMark also allows us to support sensible vessel reactivations as the market continues to improve, provided our customers can help us make the business case to do so. In particular, a combined Tidewater/GulfMark will have approximately 30 vessels that are available for reactivation, generally within 60 days, if it is economically rational to add capacity to the OSV market.In addition to expectations for better utilization of the active fleet and future, market-recovery-driven momentum in average day rates, currently idle equipment should be a source of organic revenue growth for Tidewater.For the just-completed September quarter, market dynamics generally fell in line with our expectations. Overall activity levels, while slightly down from the June quarter, seemed to be on a generally positive trajectory. Rate pressure in several regions, primarily driven by continuing overcapacity in the OSV sector, contributed to lower sequential revenue and vessel operating margin.Ongoing cost reduction efforts, however, have allowed the company to generate reasonable margins in percentage terms and to generate positive EBITDA and cash flow from operating activities for both the quarter and nine months ended September 30.As to outlook, while the trend in commodity prices since early October has been negative, the longer-term supply-demand story for oil remains supportive of offshore development. As a result, a number of industry analysts indicate that offshore spending should continue to rise through 2022, with incremental offshore CapEx largely driven, at least in the intermediate term, by non-domestic deepwater development. Despite the recent volatility in commodity prices, the global offshore working rig count has been relatively stable, and analysts expect the pace of FIDs to accelerate, commencing sometime in 2019.While next year's budgets remain a work-in-progress, tendering activity, request for quotes and recent dialogue with key customers and drilling contractors lead us to expect at least a modest uptick in the working offshore rig count as we move into the second half of 2019. An increase in the working rig count will obviously drive an improvement in OSV utilization and ultimately an improvement in OSV day rates.For Tidewater, our long-standing relationships with the leading national oil companies and IOCs have remained strong, if not improved, during the difficult offshore market of the last couple of years, with recent and expected contract awards giving us confidence that Tidewater will be a primary beneficiary of an increase in offshore activity by companies such as Pemex, Petrobras and Saudi Aramco, as well as BP, Chevron, Equinor, ExxonMobil, Shell and Total. The offshore market is moving in the right direction, but continues to be highly fragmented and burdened with excess capacity, as demonstrated by continued rate pressure in the otherwise improving markets.As a result, we think the pace and improvement will be gradual. History also suggests that the path toward a broad-based industry recovery will likely include a number of twists and turns. Industry costs and financial leverage remain too high and access to capital, particularly debt capital, will likely remain very limited for the foreseeable future.As to the worldwide operating results, vessel revenue was down approximately 7% sequentially. On average, we had 140 active vessels during the September quarter, or down 1 vessel quarter-to-quarter. Active vessel utilization and average day rates were down approximately 3 percentage points and down approximately 4%, respectively. Vessel operating expenses were down approximately 4% sequentially and vessel operating margin was down approximately 2 percentage points sequentially to approximately 33%. As of September 30, our stacked fleet was 62 vessels, down 4 vessels quarter-to-quarter.Moving on to the reporting segment-level operating results, average active vessels in the Americas--segment, at 27 vessels, was unchanged quarter-to-quarter. Vessel revenue for the segment, however, was sequentially down about 14%, primarily reflecting the completion of several projects utilizing larger Tidewater vessels at attractive rates. In addition, as we discussed on our last earnings conference call, a number of vessel charters with Pemex in Mexico were extended at lower average day rates. As a result, active vessel utilization and average day rates for the Americas segment were sequentially down, approximately 1 percentage point and down approximately 13%, respectively.Vessel operating margin, which had been at relatively high levels in recent quarters, was down approximately $4 million, or about 8 percentage points quarter-to-quarter. Americas vessel operating margin for the September quarter was approximately 35%. For the Middle East/Asia Pac segment, which is driven by larger Middle East operations, vessel revenue in the September quarter was down by about 11% sequentially. As we discussed in our last earnings conference call, this was expected and was driven primarily by pressure on average day rates, particularly in Saudi Arabia. More recently, we have also observed a pull-back in construction activity and other shorter-term work across the Arabian Gulf. This also contributes to a sequentially weaker quarter, with the average active fleet down 1 vessel and utilization of active vessels down about 4 percentage points quarter-to-quarter.Looking forward, our active fleet count, active utilization and average (corrected by company after the call) day rates should be at least stable, with shorter-term construction-related contracts providing some potential upside. For our Europe/Mediterranean Sea segment, vessel revenue was off approximately 6% sequentially and operating expenses were essentially flat quarter-to-quarter. As a result, vessel operating margin was off approximately $800,000 quarter-to-quarter, or approximately 5 percentage points.Within the European/Mediterranean Sea segment, North Sea activity remained relatively robust in the third quarter as anticipated with average day rates in the September quarter were up approximately 14% relative to the March quarter. Unfortunately, vessel reactivations and return of additional tonnage to the North Sea for the summer months stalled anticipated seasonal momentum in rates. As a result, vessel revenue and average day rates were relatively flat sequentially. While we have a reasonable mix of term and spot vessels in the North Sea, active utilization and average day rates should be seasonally weaker for a couple of quarters and we will look to selectively move equipment to other markets until the 2019 summer season.In our view, this will be a difficult winter for a number of the more highly-levered, North Sea-centric vessel owners.Moving to the Mediterranean Sea, vessel revenue for the September quarter was off 10% sequentially. Like the Middle East, construction-related activity was somewhat softer than expected. Scheduled and unscheduled repairs also contributed to lower utilization of active vessels and higher-than-expected operating costs for the September quarter.With vessel operating margin at or below 20% in recent quarters, the Europe/Mediterranean Sea segment has been challenging for the last couple of quarters.The recent commencement of new charters for a handful of our larger vessels should, however, support a positive trend for vessel revenue and vessel operating margin generated in the Med, at least, for the next quarter or two.In addition, incremental scale in the North Sea resulting from a proposed combination of GulfMark should provide opportunities for better cost absorption and improved profitability, particularly as we move into the seasonally warmer second and third quarters of 2019.Overall, our West African operations were a relative bright spot for the September quarter, with modest increases in vessel revenue and modest reductions in operating expenses, each contributing to sequentially better vessel operating margin, both in dollar and percentage terms.Vessel operating margin for the West Africa segment in the September quarter was approximately 37%.Nigeria and Angola are generally term markets for Tidewater, and activity levels in those markets are generally expected to be flat in the near-to-intermediate term. As we discussed during our last call, upside or downside in vessel revenue for our West African operations will likely be driven by better or worse-than-expected utilization and/or average day rates on vessels that are pursuing short-term charters in markets other than Nigeria and Angola along the West African coast.Turning now to our ongoing focus on expense management, G&A was again in line with our quarterly target of $25 million, and run rate, cash G&A for the September quarter, which excludes stock-based compensation expense and professional service costs related to the proposed combination with GulfMark, was less than $19 million, or a bit less than $75 million annualized.And now, I will turn the call over to Quinn, to cover some additional details on our financial performance during the just completed September quarter.─────────────────────────────────────────────────────────────────────────────────────Quinn P. Fanning Tidewater Inc. - Executive VP & CFOThank you, John. Good morning, everyone.As was highlighted in our earnings press release and 10-Q, concurrent with the completion of our financial restructuring, the company adopted, "fresh-start accounting" and will continue to report its financial position and results of operations through July 31, 2017, as "Predecessor" activities. We will report our financial position and results of operations subsequent to July 31, 2017, as "Successor" activities.I'll also call to your attention to the financial tables included with last evening's press release. Financial results, balance sheet data and select operating statistics are presented covering five quarters (or equivalent periods), straddling both Predecessor and Successor activities. Similarly, operating and financial detail is presented by asset class and based on our four geography-based reporting segments. We have also included consolidated EBITDA as a non-GAAP performance and liquidity measure as well as reconciliations to the most directly comparable GAAP financial measures.As John noted, vessel revenue was down approximately 7% quarter-over-quarter. The average active fleet was down 1 vessel sequentially to 140 vessels. Active vessel utilization was off approximately 3 percentage points to approximately 78% and average day rates were down approximately 4% quarter-over-quarter to approximately $9,600.Active utilization in each of the Middle East/Asia Pac, European/Mediterranean Sea and West Africa segments was off between 2 and 4 percentage points, but active utilization in each of our four reporting segments was no worse than the high-70s in percentage terms.In each of the U.S. Gulf of Mexico, Mediterranean Sea and Arabian Gulf, we had assets mobilizing to known work or in dry-dock in advance of starting or restarting contracts, so the negative quarter-over-quarter trend and active utilization for those markets should be somewhat self-correcting in the December quarter or in early 2019.Less clear in the early stages of a market recovery will be utilization of vessels chasing shorter-term contracts, which for Tidewater, is generally in the North Sea, the Middle East and along the West African coast. As we work our way through the December quarter, seasonal weakness in average day rates and markets such as the North Sea and the U.S. Gulf of Mexico should be somewhat mitigated by other markets where we see some modestly positive trends in vessel pricing.We are continually evaluating the profitability of spot vessels and we'll relocate or idle additional vessels if we can't consistently generate reasonable cash margin based on utilization-adjusted day rates in a particular geo-market or region.As John noted, we are also trying to be disciplined in our reactivation of currently idle equipment. While recovery of 100% of our reactivation costs is not always feasible on the initial charter for a previously stacked vessel, particularly on a shorter-term charter, we do try to preserve current vessel operating margins and recover a reasonable portion of reactivation costs that will be incurred by the company to bring stacked vessels back into active service. In some cases, the customer may reimburse the company for all or a portion of the reactivation costs as a lump sum mobilization fee. In other cases, cost recovery is built into the agreed day rate.The negative quarter-over-quarter trend in average day rates was most pronounced in the Americas reporting segment.As John highlighted, a number of larger vessels rolled off of relatively high day rate contracts in U.S. Gulf of Mexico and in Canada during the September quarter. Results for the September quarter also reflect the re-pricing of vessels working for Pemex in connection with contract extensions that were agreed to earlier in the year.With the exception of lower average day rates in the Middle East, which like Mexico, reflect previously disclosed rate concessions, rates were generally flat quarter-over-quarter in our other operating areas.Total vessel operating expenses were down approximately 4% quarter-over-quarter with lower insurance and loss costs somewhat offsetting higher crew costs as a percentage of vessel revenue, again, driven by recent rate concessions.With that context, we reported a net loss for the three months ended September 30, 2018, of $30.9 million, or $1.16 per common share. The net loss includes $16.9 million, or $0.63 per share, in non-cash asset impairments that resulted from the impairment reviews that were undertaken during the just-completed quarter. In addition, general and administrative expense in the September quarter of $25.5 million included $3.2 million, or $0.12 per share, of professional services costs related to proposed combination with GulfMark.Also noted in our earnings press release was an updated mix of common shares and Jones Act Warrants outstanding, which reflects continued progress in the conversion of Jones Act Warrants into common shares. As discussed in our last earnings conference call, we consider the Jones Act Warrants, each of which is exercisable to acquire a share of common stock at a price of $0.001, to be the economic equivalent to common shares.As of September 30, the sum of outstanding common shares and Jones Act Warrants was approximately $30.3 million. I call this to your attention, in part, to highlight that the reported loss per share is based on weighted average common shares outstanding of $26.6 million, and generally excludes outstanding Jones Act Warrants.Returning to operating results, vessel revenue and vessel operating margin for the quarter ended September 30 was $97 million and $31.8 million, respectively. As a percentage of vessel revenue, vessel operating margin for the quarter was approximately 33%. Vessel operating margin was down approximately $4.4 million quarter-over-quarter and vessel operating margin, as a percentage of vessel revenue, was lower by approximately 2 percentage points quarter-over-quarter.As John noted, consolidated EBITDA for the three months ended September 30 was $7.9 million. EBITDA in the September quarter excludes $16.9 million in asset impairment charges, but includes $3.8 million of stock-based compensation expense, and $3.2 million of professional services costs related to our proposed combination with GulfMark. Excluding these two items, adjusted EBITDA for the September quarter was $14.9 million.For the nine months ended September 30, 2018, adjusted EBITDA was $28.8 million. Tables reconciling EBITDA to our net loss and cash provided by, or used in, operating activities are on Page 31 of our press release.Looking at the fleet, the average number of vessels in our fleet for the September quarter was 201 vessels, which is down 4 vessels from the average number of vessels for the three-month period ended June 30, 2018. Average active vessels in the September quarter were 140 vessels, which is down 1 vessel quarter-over-quarter. The stacked fleet at quarter-end was 62 vessels, or down 4 vessels quarter-over-quarter, reflecting 7 vessel dispositions, 6 newly stacked vessels and 3 vessel reactivations.As we've reported throughout the year, our team continues to prune our stacked fleet to ensure our core asset base remains relevant and best-positioned to support our customers around the world. Year-to-date, Tidewater has disposed of 34 stacked vessels, 20 of which were sold as scrap. An additional 13 Tidewater vessels are in the process of being sold, 5 of which will be sold as scrap. Following the combination with GulfMark, this fleet rationalization process is expected to continue.We covered the importance of scale in the offshore services market during our last call. Tidewater will remain well-positioned to further lead consolidation in the OSV sector post-combination with GulfMark, and will continue to actively evaluate additional asset acquisitions and corporate M&A opportunities. Dialogue in regards to acquisition opportunities seems to have picked up in the last couple of months, particularly with a number of our Europe and Asia-based competitors in the midst of financial restructurings. We are evaluating a number of situations that may make sense to more seriously pursue.As with GulfMark, we will pursue additional acquisitions or investments to the extent such acquisitions or investments are accretive to asset quality, improve absorption of shore-based costs, do not materially re-lever the balance sheet and do not materially deplete available liquidity.We maintain the view that sustained improvement in day rates will require higher utilization of at least the plus or minus 2,400 OSVs in the industry that are currently active, available for work, or idle, but not officially designated as in lay-up status with relevant classification societies. These vessels, which generally should not require significant recertification and other maintenance costs, tend to be the vessels that are no more than 15 years old and are considered to be the vessels that are most relevant to the end-user customers.In regards to the quarter-end balance sheet, as mentioned on our last earnings conference call and again at the top of my remarks today, balance sheet values as of September 30 reflect the de-levering associated with our Plan of Reorganization and "fresh-start" accounting adjustments. Our cash balance at the end of the third quarter, at $469 million, continued to grow sequentially. Net debt was a negative $26 million at 9/30. Net working capital excluding cash, was approximately $146 million at quarter-end. Amounts due from related parties, net of amounts due to related parties at 9/30 was approximately $126 million, which is down approximately $8 million quarter-over-quarter.Cash provided by operating activities during the nine month period ended September 30 was $22 million. Excluding GulfMark-related professional services costs, adjusted CFFO for September 30 was approximately $27 million.Investing activities generated approximately $7 million of cash during the nine month period ended September 30, as year-to-date disposition proceeds exceeded additions to property and equipment. Financing activities used approximately $14 million of cash and primarily reflects approximately $8 million in cash paid to creditors during the March quarter pursuant to our now completed financial restructuring, and scheduled principal payments on our term debt at our Norwegian subsidiary of approximately $4 million.As noted on previous earnings conference calls, we have no significant debt maturities until 2022. At September 30, we had no remaining unfunded capital commitments, with the delivery of our final newbuild PSV on July 31.Looking at long-term assets, net properties and equipment, which primarily reflects the carrying value of 198 ships owned at September 30, was $775 million, which equates to approximately $4.7 million per active ship and approximately $2.2 million per stacked ship.As additional data points, I'll further note that, on average, the carrying value of our 42 deepwater PSVs with cargo carrying capacities above 3,800 deadweight tons is approximately $8.6 million per vessel. Twenty-two of those 42 vessels are less than five years old and have an average carrying value of approximately $9.5 million per vessel. Sixteen of the 42 vessels are between five and 10 years old and have an average carrying value of approximately $9 million per vessel, and the remaining 4 vessels, which are plus-10 years old, have an average carrying value of approximately $2 million per vessel.On average, the carrying value of our sixty-one 5,500 to 10,000 brake horsepower AHTS vessels was approximately $2.3 million per vessel. Forty-one of those 61 vessels are less than 10 years old and at September 30, had an average carrying value of approximately $2.6 million per vessel.In sum, our leverage is low, our liquidity is strong, our assets are carried at an aggregate value that we believe to be significantly less than both replacement cost and current market values, and we have generated positive EBITDA and cash flow from operating activities for the quarter ended September 30 as well as year-to-date.Stockholders' equity at September 30 was approximately $943 million, or approximately $31 per common share and Jones Act-related warrant outstanding.Based on the trading range this morning of approximately $24 to $25 per share, we seemed to trade at a plus or minus-20% discount to book equity. If we are in the early stages of an offshore recovery, I suspect that the recent pullback will provide an attractive entry point for longer-term investors based upon both our stand-alone NAV and the incremental value that we believe can be secured through a combination with GulfMark.With that, I will turn the call back over to John.─────────────────────────────────────────────────────────────────────────────────────John T. Rynd Tidewater Inc. - President, CEO & DirectorThanks, Quinn. Based on our conversations with customers and the volume of requests for tenders and quotes, we think the offshore market is moving in the right direction. However, we expect this to be a gradual improvement. Additional offshore activity will lead to additional vessel demand and higher vessel utilization, but further rationalization of the global OSV fleet is required to support materially higher average day rates.Since emerging from our financial restructuring last year, our team has worked to create a more nimble organization with an intense focus on both cost management and preparation for an offshore recovery, which (again) we expect to get some traction as 2019 unfolds.Our combination with GulfMark furthers this strategy, ensuring we have the right assets, cost structure, financial profile and operating footprint. I look forward to completing the deal with GulfMark and to leading our combined team as we build upon the two companies' respective strengths and market positions. We will work together over the coming months to quickly and fully realize identified synergies and to create long-term value for our stockholders.Thank you again for joining us on the call today. Adrienne, we can now open the lines for questions.─────────────────────────────────────────────────────────────────────────────────────QUESTIONS AND ANSWERSOperator(Operator Instructions) And our first question comes from Turner Holm from Clarksons.─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorQuinn, in your prepared remarks, you talked about some modestly positive trends in vessel day rates. But then in, I guess, the press release, you talked about not expecting any meaningful improvements in day rates until second half of '19 or potentially later. So I just wanted to dig into that -- those 2 statements and maybe you can help me understand how they co-exist?─────────────────────────────────────────────────────────────────────────────────────Quinn P. Fanning Tidewater Inc. - Executive VP & CFOSure. We saw your note this morning, we think, you're basically on the trail here in the sense that there is probably a distinction that needs to be made between average day rates and leading-edge day rates. Obviously, every market is a little different. We have the North Sea, obviously, where you've got a lot of experience and exposure to, is a unique place as well. We can get to that in a second. And also, there is a contract phasing to use your term. We have seen relatively significant fleets that have been re-priced within the last couple of quarters. We had called these out on our prior earnings call that was in regards to Mexico, where essentially re-pricing of the fleet lagged the market as a whole, primarily because of the political season in Mexico. So I would say that we were operating at essentially above market rates in Mexico for at least a couple of quarters, and that's kind of, worked its way through the wash at this point. Saudi Arabia, where we had another re-pricing exercise on a relatively large fleet, I would say primarily reflects both a customer with high expectations (and certainly no shyness in terms of continuing to grind rates down) and I would say the influx of Asian competition in the Middle East largely was a cause for rates to move down, because essentially Saudi Aramco was able to press rates given the excess supply there. I think those are two interesting markets in the sense that we see an upswing in activity in both markets and ultimately made the decision to preserve market share in anticipation of incremental activity coming on shorter-term contracts, which will allow us to blend rates upwards.If you look at the North Sea, which is a market, you probably know as well or better than we do, our rates  year-to-date, if you look at 3Q relative to 1Q, are up 14%, which is relatively consistent with Clarksons Platou's global survey. And so I guess, that's a positive.  Quite frankly, we would have expected rates to be up significantly higher than that during the summer season of '19, but obviously, with the number of reactivations that took place that served as a bit of a party pooper, if you will, in terms of the North Sea.So I guess, we see some positives and we see some negatives out there. Africa is an interesting market for us in the sense that we perceive some vessel tightness, which is generally conducive to positive rate trajectory, but it's going to be tough to pick a quarter where you see active fleet move up. But my gut tells me it's going to be within the next couple of quarters.So to reconcile that back to our comments in the press release and John's comments, we have a lot of dialogue going on with customers and the drilling contractors. I think the real needle mover here is when you're going to see the floater count move up and, at least where we sit today, we think that that's more likely than not to happen in the second half of '19.  That doesn't mean we can't make some progress towards better utilization and rates between now and then. But at least our sense is the needle moves when the floater activity steps up, and obviously, the recent selloff in commodity prices is not helpful during the budget season.But at the end of the day, you can't wish away decline curves, and we think that the big guys i.e. at the NOCs, the IOCs are going to start their deepwater drilling programs in '19.  Ultimately that flows to the drilling contractors and the OSV companies and we think we'll be a primary beneficiary. Hopefully that's responsive to your question, but...─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorYes, I think so. I guess, one more thing to clarify is Mexico and Saudi, that -- the two markets that you called out that they, kind of, had an impact here in the third quarter on global day rates. Is that impact fully priced in to the third quarter numbers? Or is there going to be some continuing, kind of, rolling onto lower prices in those markets that might have an impact on the total over the next couple of quarters?─────────────────────────────────────────────────────────────────────────────────────Quinn P. Fanning Tidewater Inc. - Executive VP & CFOI believe it's worked its way through the numbers at this point. It was partially reflected in the second quarter and then, I think, fully in the third quarter. And as John mentioned, other items of the third quarter impacted those markets i.e. the lower construction activity. But I think the re-pricing both in Mexico and in Saudi are in the numbers at this point.─────────────────────────────────────────────────────────────────────────────────────Operator(Operator Instructions) And we have no further -- Turner Holm is in the queue. He has a question.─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorSure, I guess, I thought I'd use the opportunity just to get one or two more in. Quinn, you, kind of, called out Africa there in your response and perceived some market tightness there and there has been market talk about some of the suppliers and the OSV operators in that region running short on capacity and that potentially translating into some better day rates. Clearly, an important market for you guys, I guess, close to 40% of revenue. It sounds like you're seeing the same things, but have you actually seen anyone confirm higher pricing in that market? How do you, sort of, sense the contours about what's happening in Africa right now?─────────────────────────────────────────────────────────────────────────────────────Quinn P. Fanning Tidewater Inc. - Executive VP & CFOYes, I would say, leading-edge rates, though there's not a huge number of data points, point higher. Really what we've seen a lot is that there's a one-well program or the short-term work, so somewhat difficult to extrapolate rate trends. Quite frankly, our biggest challenge in Africa in this kind of transition period from the trough to something that's approaching a normal market, is that we're covering a lot of real estate, excluding Nigeria and Angola, trying to play a spot market, where it can be very lucrative to do so, but in the last quarter or so we, kind of, felt the other edge of that blade, which was lower utilization. Hopefully, that corrects itself as you get more consistent work and it's less one -well or two-well programs or short-term production-related work. And so I think most signs point to positive trends in Africa, I think, it's going to be choppy for a couple of quarters, though, which may be good news, maybe bad news, but it's very difficult to predict the non-Nigerian, non-Angolan activity levels. That said, Angola and Nigeria have been relatively good stories for us in terms of putting additional capacity work as well.─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorSure. And then just one more for me on the Gulf of Mexico, one of your competitors has talked about an upswing in activity in that Gulf of Mexico, Caribbean, Northern and South America and Mexico-type of market. -- Talked about actually some improvements on day rates on some of the larger vessels. Are you seeing the same things?─────────────────────────────────────────────────────────────────────────────────────Quinn P. Fanning Tidewater Inc. - Executive VP & CFOWe've had some contracts roll-off recently that were very good rates. We've got a couple of vessels in drydock preparing for additional contracts that I would say are attractive, but I I wouldn't call or declare victory in terms of a market correction in U.S., Gulf of Mexico. But obviously, as you continue to expand to include Mexico, the Caribbean, et cetera, et cetera, you can always expand the definition of the problem in order to find a plausible solution. But I would say, the Gulf of Mexico, as a market, that we are comfortable we'll see additional drilling activity and OSV demand.  Where we've said is it seems to be a market that's still structurally oversupplied, which I assume is why some of these other companies that have had calls or at least made public statements are talking about moving the equipment from the Gulf of Mexico to international markets, which we agree, are probably going to lead to recovery. I guess, the good news for Tidewater is we actually have 60 years of experience operating overseas and not all of our competitors can say that.Turner Holmes.  Alright.  I appreciate it.Quinn P. Fanning: Thank you, Turner.─────────────────────────────────────────────────────────────────────────────────────OperatorAnd we have no further questions in the queue. [Instructions operator] And we have no further questions. I'll turn the call back over to Jason Stanley, for final remarks.─────────────────────────────────────────────────────────────────────────────────────Jason Stanley Tidewater Inc. - Director of IRThank you, Adrienne. Thank you, everybody, for your time and interest in Tidewater today. Have a good rest of the day, and feel free to reach out to myself, if you would like to schedule any further Q&A, at a later time.─────────────────────────────────────────────────────────────────────────────────────OperatorThank you, ladies and gentlemen. This concludes today's conference call. Thank you for participating, and you may now disconnect.─────────────────────────────────────────────────────────────────────────────────────

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